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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20509

                            FORM 8-K

                         CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                         July 17, 1998
                         Date of Report
               (Date of Earliest Event Reported)

              INTERNATIONAL HERITAGE, INCORPORATED
     (Exact Name of Registrant as Specified in its Charter)

       Nevada                  002-97690-D             87-0421191
(State or other juris-          (Commission File No.)       (IRS Employer
diction of incorporation)                                I.D. No.)

                         Carolina Place
                2626 Glenwood Avenue, Suite 200
                 Raleigh, North Carolina 27608
            (Address of Principal Executive Offices)

                         (919)571-4646
                 Registrant's Telephone Number


Item 1.   Changes in Control of Registrant.

          None; not applicable.

Item 2.   Acquisition or Disposition of Assets.

          None; not applicable.

Item 3.   Bankruptcy or Receivership.

          None; not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.

          None; not applicable.

Item 5.   Other Events.

          On July 10, 1998, a Complaint for Declaratory Relief was filed in the United States District Court for the Eastern District of North Carolina Western Division, Executive Risk Specialty Insurance Company v. International Heritage Inc., Stanley H. Van Etten, Claude W. Savage, Larry G. Smith, Barry Ackel, Jimmie Knowles, Sabrina Wei and John Brothers, Case No. 5:98-CV-542-F(3). The plaintiff, an insurance company, is requesting relief in the form of a judgment declaring there is no coverage available to defendants under the June 23, 1997 Directors and Officers Liability Insurance Policy ("Policy"). Plaintiff alleges that the claims ("Underlying Actions") arose from facts, circumstances or situations that are excluded from coverage based on disclosures made by defendants in their Application for the Policy (the "Application").

          The plaintiff requests relief as follows: declaratory judgment be entered that the Policy does not apply to any claim arising from any claims, facts, circumstances or situations required to be disclosed in the Application, the Underlying Actions arise from the claims, facts, circumstances and situations that IHI was required to, and did, disclose in the Application, that plaintiff is entitled to a declaration that the Policy does not afford coverage and that the Policy does not afford coverage for the Underlying Actions and that plaintiff has no obligation to pay any loss, including defense expenses; an order requiring IHI and the individual defendants to reimburse plaintiff for any amounts it has advanced pending the outcome of the litigation; an award of all costs and expenses incurred, including reasonable attorneys' fees; and, other relief as the Court deems just, necessary and proper.

          The defendant, International Heritage, Incorporated, has previously set forth in communications with Executive Risk its position with respect to coverage under the Policy, and believes there is no basis for denial of coverage. International Heritage, Incorporated intends to vigorously defend this action.

Item 6.   Resignations of Registrant's Directors.

          None; not applicable.

Item 7.   Financial Statements, Pro Forma Financial Information and
          Exhibits.

          None; not applicable.

Item 8.   Change in Fiscal Year.

          None; not applicable.

                           SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              INTERNATIONAL HERITAGE, INCORPORATED

Date:          07/31/98.           By: /s/ Stanley H. Van Etten
                              ______________________________________

                              President, CEO and Chairman of the Board